                                                                    EXHIBIT 10.4

                           AGREEMENT REGARDING LEASES

          THIS AGREEMENT REGARDING LEASES (this "Agreement") is made and entered into as of the 30th day of June, 2001, by and between EQUIFAX INC., a Georgia corporation ("Equifax"), and CERTEGY PAYMENT SERVICES, INC. (f/k/a Equifax Payment Services, Inc.), a Delaware corporation ("Certegy Payment Services").

                                   WITNESSETH:

          WHEREAS, Certegy Payment Services is currently a wholly-owned subsidiary of Equifax;

          WHEREAS, Equifax presently intends to transfer and assign to Certegy Inc., a Georgia corporation ("Certegy"), as a contribution to the capital of Certegy, the capital stock of Certegy Payment Services and certain related assets (the "Spin Transaction"); and

          WHEREAS, each of Certegy Payment Services and its subsidiaries (collectively, the "Certegy Payment Services Group"; the persons and entities composing the Certegy Payment Services Group are herein referred to as "Certegy Payment Services Group Companies") and Equifax and its subsidiaries other than those that compose the Certegy Payment Services Group Companies (collectively, the "Equifax Group""; the persons and entities composing the Equifax Group are herein referred to as "Equifax Group Companies") have entered into certain Lease Agreements and Lease Guarantees, and the parties hereto desire to agree upon certain matters with respect to such Lease Agreements and Lease Guarantees in connection with the Spin Transaction, as set forth in this Agreement.

          NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing premises and the respective undertakings of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Equifax and Certegy Payment Services hereby agree as follows:

          1. Certegy Payment Services Group Leases; Equifax Guarantees.

               (a) Certegy Payment Services Group Leases. Certain Certegy Payment Services Group Companies are currently the "tenants" or "lessees" under those certain Lease Agreements identified on Exhibit "A" attached hereto and incorporated herein (the "Certegy Payment Services Group Leases"), and such Certegy Payment Services Group Companies will continue to be the "tenants" or "lessees" under their Lease Agreements immediately after the consummation of the Spin Transaction. The parties intend that the Spin Transaction shall not constitute an assignment or other transfer under any of the Certegy Payment Services Group Leases that would require the consent of the "landlord" or "lessor" thereunder, but, in the event the Spin Transaction is deemed to be such an assignment or other transfer under any of the Certegy Payment Services Group Leases, then Equifax and Certegy Payment Services hereby agree to reasonably cooperate with each other in obtaining any such required consent of the "landlord" or "lessor" thereunder. Certegy Payment Services shall, and hereby agrees to, indemnify, defend and hold Equifax harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Equifax, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Equifax, in connection with or arising out of or by reason of any one or more of the Certegy Payment Services Group Leases in connection with the Spin Transaction or otherwise.

          (b) Equifax Guarantees. Equifax has entered into lease guarantees (the "Equifax Guarantees") with respect to the duties, obligations, liabilities, and responsibilities of the "tenant" or "lessee" under certain of the Certegy Payment Services Group Leases, as identified on Exhibit "B" attached hereto and incorporated herein. Certegy Payment Services shall, and hereby agrees to, indemnify, defend and hold Equifax harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Equifax, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Equifax in connection with or arising out of or by reason of any one or more of the Equifax Guarantees. Without limiting any of the rights or remedies of Equifax under the Distribution Agreement (as hereinafter defined) or otherwise, Equifax shall be subrogated to the right, title, and interest of the "landlord" or "lessor" under each of the Equifax Guarantees and all rights or remedies of the "landlord" or "lessor" thereunder to the extent Equifax is required to honor any such Equifax Guarantees and to the extent permitted under the terms of the applicable Certegy Payment Services Group Lease.

          2. Equifax Group Leases; Subletting; Assignment.

          (a) Equifax Group Leases. Certain Equifax Group Companies are currently the "tenants" or "lessees" under those certain Lease Agreements identified on Exhibit "C" attached hereto and incorporated herein (the "Equifax Group Leases"), and all or a portion of the premises under each of such Equifax Group Leases are currently occupied by one or more Certegy Payment Services Group Companies. The parties desire that portions of the premises under certain Equifax Group Leases be sublet, and that certain of the Equifax Group Leases be assigned, to the Certegy Payment Services Group Company currently occupying all or a portion of the premises thereunder, as set forth in subparagraphs (b) and
(c), below.

          (b) Subletting. Certegy Payment Services Group Companies currently occupy all or a portion of the premises under each of the Equifax Group Leases identified as "to be sublet" on Exhibit "C" hereto, which occupied portion of each such premises is more particularly described on said Exhibit "C". Each of the Equifax Group Companies that is the "tenant" or "lessee" under each such Equifax Group Lease (each as a "Sublandlord" hereunder) does hereby sublease to the Certegy Payment Services Company identified on said Exhibit "C" as the "Subtenant" with respect to such Equifax Group Lease, and each such Subtenant does hereby sublease from its respective Sublandlord, for the term and on the terms and conditions hereinafter provided in Exhibit "D" attached hereto and incorporated herein, such portion of the premises under such Equifax Group Lease as is more particularly described in said Exhibit "C", and herein referred to, as the "Sublet Premises". For purposes of Exhibit "D" and this Agreement, and with respect to each such Equifax Group Lease, the term "Total Premises" means the entire "premises" under such Equifax Group Lease. In the event any such subletting requires the consent of the "landlord" or "lessor" under the applicable Equifax Group Lease, then the respective Sublandlord and Subtenant hereby agree to reasonably cooperate with each other in obtaining any such required consent. All statements, covenants, agreements, representations and warranties, if any, made herein (including, without limitation, in Exhibit "D" hereto) by each Sublandlord shall be deemed to be made by such party only with respect to itself or to the Equifax Group Lease or Sublet Premises of such party, as the case may be, and shall not be deemed to be made by such party with respect to any other Sublandlord or to any other Equifax Group Lease or Sublet Premises, and each Sublandlord shall have liability and responsibility under this Agreement with respect to such subletting only in respect of the Sublet Premises of that Sublandlord and shall have no liability or responsibility in respect of any other Sublet Premises.

          (c) Assignment. Certegy Payment Services Group Companies currently occupy all or a portion of the premises under each of the Equifax Group Leases identified as "to be assigned" on Exhibit "C" hereto. Each of the Equifax Group Companies that is the "tenant" or "lessee" under each such Equifax Group Lease (each as an "Assignor" hereunder) does hereby assign all of its right, title, and interest in and to its respective Equifax Group Lease to the Certegy Payment Services Company identified on said Exhibit "C" as the "Assignee" with respect to such Equifax Group Lease, and each such Assignee does hereby assume all of the obligations, duties, responsibilities, and liabilities of the "tenant" or "lessee" under such Equifax Group Lease with respect to periods of time from and after the date of this Agreement, pursuant to and in accordance with the terms and conditions hereinafter provided in Exhibit "E" attached hereto and incorporated herein. In the event any such assignment requires the consent of the "landlord" or "lessor" under the applicable Equifax Group Lease, then the respective Assignor and Assignee hereby agree to reasonably cooperate with each other in obtaining any such required consent. All statements, covenants, agreements, representations and warranties, if any, made herein (including, without limitation, in Exhibit "E" hereto) by each Assignor shall be deemed to be made by such party only with respect to itself or to the Equifax Group Lease of such party, as the case may be, and shall not be deemed to be made by such party with respect to any other Assignor or to any other Equifax Group Lease, and each Assignor shall have liability and responsibility under this Agreement with respect to such assignment only in respect of the Equifax Group Lease of that Assignor and shall have no liability or responsibility in respect of any other Equifax Group Lease.

          3. Distribution Agreement.

          (a) Compliance. Certegy Payment Services shall comply with, abide by and perform all of the terms, covenants, conditions, agreements, requirements, restrictions and provisions of Section 2.08 of the Distribution Agreement (as hereinafter defined) as to the Certegy Payment Services Group Leases and the Equifax Guarantees and with respect to each Sublet Premises and the subleasing and assignments set forth in this Agreement. The term

"Distribution Agreement" means that certain Distribution Agreement dated as of the date of this Agreement executed by and between Equifax and Certegy in connection with the Spin Transaction.

          (b) Dispute Resolution. Any disputes arising under this Agreement, and any liability of either party with respect to the attorneys' fees or costs incurred by the other party with respect to such dispute, shall be resolved in accordance with Section 15.10 of the Distribution Agreement in the same manner and with the same effect as if said Section were set forth in full and at length herein and as if Certegy Payment Services and each Sublandlord and Assignee hereunder were the parties thereto other than Equifax, and as if Equifax and each Sublandlord and Assignor hereunder were the parties thereto other than Certegy, and said Section is hereby incorporated herein.

          4. Further Assurances. From time to time after the date hereof, each of Equifax and Certegy Payment Services, and any Sublandlord, Subtenant, Assignor, and Assignee, shall, upon written request, do all such additional and further acts, and shall execute and deliver all such additional and further assignments, subleases, and other instruments and documents, as any other party hereto may reasonably require to effectuate the terms and conditions of this Agreement.

          5. General Provisions.

          (a) Notices. Whenever any notice, demand or request is required or permitted to be given by one party hereto to the other party under this Agreement, such notice, demand or request shall be in writing and shall be delivered by hand, be sent by registered or certified mail, postage prepaid, return receipt requested, or be sent by nationally recognized commercial courier for next business day delivery, to the addresses set forth below such party's respective execution hereof, or to such other addresses as are specified by written notice given in accordance herewith. All notices, demands or requests delivered by hand shall be deemed given upon the date so delivered; those given by mailing as hereinabove provided shall be deemed given on the date of deposit in the United States Mail; and those given by commercial courier as hereinabove provided shall be deemed given on the date of deposit with the commercial courier. Nonetheless, the time period, if any, in which a response to any notice, demand or request must be given shall commence to run from the date of receipt of the notice, demand or request by the addressee thereof. Any notice, demand or request not received because of changed address of which no notice was given as hereinabove provided or because of refusal to accept delivery shall be deemed received by the party to whom addressed on the date of hand delivery, on the first business day after deposit with commercial courier, or on the third business day following deposit in the United States Mail, as the case may be.

          (b) Headings. The use of headings, captions and numbers in this Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement.

          (c) Exhibits. Each and every exhibit referred to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

          (d) Defined Terms. Capitalized terms used in this Agreement shall have the meanings ascribed to them at the point where first defined, irrespective of where their use occurs, with the same effect as if the definitions of such terms were set forth in full and at length every time such terms are used.

          (e) Pronouns. Wherever appropriate in this Agreement, personal pronouns shall be deemed to include the other genders and the singular to include the plural.

          (f) Severability. If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

          (g) Non-Waiver. Failure by any party to complain of any action, non-action or breach of any other party shall not constitute a waiver of any aggrieved party's rights hereunder. Waiver by any party of any right arising from any breach of any other party shall not constitute a waiver of any other right arising from a subsequent breach of the same obligation or for any other default, past, present or future.

          (h) Rights Cumulative. All rights, remedies, powers and privileges conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law or at equity.

          (i) Time of Essence. Time is of the essence of this Agreement.

          (j) Applicable Law. This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of Georgia.

          (k) Entire Agreement; Modification. This Agreement supersedes all prior discussions and agreements between Equifax and Certegy Payment Services, and any Sublandlord. Subtenant, Assignor, or Assignee, with respect to the Certegy Payment Services Group Leases, the Equifax Group Leases, the Equifax Guarantees, the subletting and assigning hereunder and other matters expressly set forth herein, and this Agreement contains the sole and entire understanding between Equifax and Certegy Payment Services, and the Sublandlords, Subtenants, Assignors, and Assignees, with respect thereto. This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Equifax and

Certegy Payment Services; provided, however, that if any such modification or amendment affects any subletting described in Section 2(b), above, or any assignment described in Section 2(c), then the Sublandlord and Subtenant or the Assignor and Assignee, as the case may be, shall also be a party to such modification or amendment instrument.

          (l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

          (m) Authority. Each party hereto warrants and represents that such party has full and complete authority to enter into this Agreement and each person executing this Agreement on behalf of a party warrants and represents that he has been fully authorized to execute this Agreement on behalf of such party and that such party is bound by the signature of such representative.

          (n) No Construction Against Preparer. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party's having or being deemed to have prepared or imposed such provision.

          (o) Successors and Assigns. This Agreement shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party hereto is named or referred to.

          IN WITNESS WHEREOF, Equifax and Certegy Payment Services have caused their duly authorized representatives to execute, seal and deliver this Agreement Regarding Leases, all as of the day and year first written above.

                                        EQUIFAX:

                                        Equifax Inc., a Georgia corporation


Date executed: June 30, 2001            By: /s/ Kent E. Mast
                                            ------------------------------------
                                            Name: Kent E. Mast
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

                                                   [CORPORATE SEAL]

                                        Initial Address for Notices:

                                        Equifax Inc.
                                        1550 Peachtree Street
                                        Atlanta, Georgia 30309
                                        Attn: Phillip J. Mazzilli, CFO

                                        with a copy to:

                                        Equifax Inc.
                                        1550 Peachtree Street
                                        Atlanta, Georgia 30309
                                        Attn: Kent E. Mast, General Counsel

                                        CERTEGY PAYMENT SERVICES:

                                        Certegy Payment Services, Inc.,
                                        a Delaware corporation


Date executed: June 30, 2001            By: /s/ Bruce S. Richards
                                            ------------------------------------
                                            Name: Bruce S. Richards
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

                                                   [CORPORATE SEAL]

                                        Initial Address for Notices:

                                        Certegy Payment Services, Inc.
                                        c/o Certegy Inc.
                                        P.O. Box 349
                                        Alpharetta, Georgia 30009
                                        Attn: Michael T. Volkommer, CFO

                                        with a copy to:

                                        Certegy Payment Services, Inc.
                                        c/o Certegy Inc.
                                        11720 Amberpark Drive, Suite 600
                                        Alpharetta, Georgia 30004
                                        Attn: Bruce S. Richards, General Counsel

          Agreement and Acknowledgment of Sublandlords and Subtenants:

          Each of the following parties hereby agree to the terms and provisions of the foregoing Agreement Regarding Leases, and is hereby made a party thereto, solely with respect to the subleasing of the Sublet Premises with respect to which such party is Sublandlord or Subtenant pursuant to Section 2(b) of the foregoing Agreement Regarding Leases.

SUBLANDLORDS:                                               SUBTENANTS:
-------------                                               -----------
Equifax Information Services, LLC (f/k/a
Equifax Credit Information Services, Inc.)                  Certegy Inc.


By: /s/ Kent E. Mast                     By: /s/ Bruce S. Richards
    -----------------------------------      -----------------------------------
    Name: Kent E. Mast                       Name: Bruce S. Richards
    Title: Corporate Vice President          Title: Corporate Vice President,
           General Counsel and                      General Counsel and
           Secretary                                Secretary
           Counsel and Secretary

            [CORPORATE SEAL]                        [CORPORATE SEAL]

Equifax Knowledge Engineering, Inc.
(f/k/a Market Knowledge, Inc.)           Certegy Inc.


By: /s/ Kent E. Mast                     By: /s/ Bruce S. Richards
    -----------------------------------      -----------------------------------
    Name: Kent E. Mast                       Name: Bruce S. Richards
    Title: Corporate Vice President,         Title: Corporate Vice President,
           General Counsel and                      General Counsel and
           Secretary                                Secretary

            [CORPORATE SEAL]                        [CORPORATE SEAL]

Initial Address for Notices for each Sublandlord

[Name of Sublandlord]
c/o Equifax Inc.
1550 Peachtree Street
Atlanta, Georgia 30309
Attn: Phillip J. Mazzilli, CFO

with a copy to:

[Name of Sublandlord]
c/o Equifax Inc.
1550 Peachtree Street
Atlanta, Georgia 30309
Attn: Kent E. Mast, General Counsel

Initial Address for Notices for each Subtenant

Certegy Inc.
P.O. Box 349
Alpharetta, Georgia  30009
Attn: Michael T. Volkommer, CFO

with a copy to:

Certegy Inc.
11720 Amberpark Drive, Suite 600
Alpharetta, Georgia 30004
Attn: Bruce S. Richards, General Counsel

            Agreement and Acknowledgment of Assignors and Assignees:

          Each of the following parties hereby agree to the terms and provisions of the foregoing Agreement Regarding Leases, and is hereby made a party thereto, solely with respect to the assignment of the Equifax Group Lease with respect to which such party is Assignor or Assignee pursuant to Section 2(c) of the foregoing Agreement Regarding Leases.

Counsel and Secretary
ASSIGNORS:                               ASSIGNEES:
----------                               ----------
Equifax Inc.                             Certegy Inc.


By: /s/ Kent E. Mast                     By: /s/ Bruce S. Richards
    -----------------------------------      -----------------------------------
    Name: Kent E. Mast                       Name: Bruce S. Richards
    Title: Corporate Vice President,         Title: Corporate Vice President,
           General Counsel and                      General Counsel and
           Secretary                                Secretary

            [CORPORATE SEAL]                        [CORPORATE SEAL]

Equifax Information Services, LLC (f/k/a
Equifax Credit Information Services, Inc.)                  Certegy Inc.


By: /s/ Kent E. Mast                     By: /s/ Bruce S. Richards
    -----------------------------------      -----------------------------------
    Name: Kent E. Mast                       Name: Bruce S. Richards
    Title: Corporate Vice President,         Title: Corporate Vice President,
           General Counsel and                      General Counsel and
           Secretary                                Secretary

            [CORPORATE SEAL]                        [CORPORATE SEAL]

Initial Address for for Notices for each Assignee:

[Name of Assignor]
c/o Equifax Inc.
1550 Peachtree Street
Atlanta, Georgia 30309
Attn: Phillip J. Mazzilli, CFO

with a copy to:

[Name of Assignor]
c/o Equifax Inc.
1550 Peachtree Street
Atlanta, Georgia 30309
Attn: Kent E. Mast, General Counsel

Initial Address for Notices for each Assignee:

Certegy Inc.
P.O. Box 349
Alpharetta, Georgia 30009
Attn: Michael T. Volkommer, CFO

with a copy to:

Certegy Inc.
11720 Amberpark Drive, Suite 600
Alpharetta, Georgia 30004
Attn: Bruce S. Richards, General Counsel

                                   EXHIBIT "A"

                SCHEDULE OF CERTEGY PAYMENT SERVICES GROUP LEASES

                                                                           Premises      Expiration
          Tenant                          Premises Location               Size (RSF)        Date
--------------------------   ------------------------------------------   ----------   --------------
Transax Australia PLC        570 Bourke Street, Melbourne, Australia         5,500       09/30/2003
Transax Australia PLC        97 Pirie Street, Adelaide, Australia            8,622       04/03/2002
Transax Australia PLC        56 O'Riordan Street, Sydney, Australia          1,647       12/31/2002
Certegy Ltda. (f/k/a         Av. Getulio Vargas 1300, Nova Lima, Brazil     46,482       09/30/2005
Unnisa Soluces ern Meios
de Pagamento Ltda.)
Certegy Ltda. (f/k/a         Av. Maria Coelho Auiar 215, Sao Paulo,         31,041       06/24/2002
Unnisa Soluces ern Meios     Brazil
de Pagamento Ltda.)
Transax Financial            Franklin Tower, Paris, France                   4,865       12/31/2006
Services, Ltd.
Transax PLC                  The National Bank Centre, Tower II,             6,180       12/31/2002
                             Level 16, Auckland, New Zealand
Certegy First Bankcard       The Pavilion at Lake Hearn, Atlanta,           50,063       04/30/2002
Systems, Inc. (f/k/a First   Georgia
Bankcard Systems, Inc.)
Certegy Payment              Plaza Executive Suites, Suite 6, 11               225       10/31/2001
Services, Inc. (f/k/a        Sundial Circle, Carefree, Arizona
Equifax Payment
Services, Inc.)
Certegy Payment              370 North 2200 West, Salt Lake City, Utah      24,605       06/30/2004
Services, Inc. (f/k/a
Equifax Payment
Services, Inc.)
Goldleaf Technologies        103 Commerce Street, Lake Mary, Florida         2,000       02/28/2002
Goldleaf Technologies        104 N. Church Street, Hahira, Georgia           2,500     month-to-month
Goldleaf Technologies        105 Webb Street, Hahira, Georgia                1,400     month-to-month
Goldleaf Technologies        220 West Main Street, Hahira, Georgia             500     month-to-month
Goldleaf Technologies        514 S. Church Street, Hahira, Georgia             100     month-to-month


                                   Exhibit "A"
                                  (Page 1 of 1)

                                   EXHIBIT "B"

                SCHEDULE OF CERTEGY PAYMENT SERVICES GROUP LEASES
                     HAVING AN EQUIFAX INC. LEASE GUARANTEE

                                                                                 Premises    Expiration
         Tenant                Landlord               Premises Location         Size (RSF)      Date
-----------------------   ------------------   ------------------------------   ----------   ----------
Certegy First Bankcard    Pavilion Partners,   The Pavilion at Lake Hearn,        50,063     04/30/2002
Systems, Inc. (f/k/a      L.P.                 Atlanta, Georgia
First Bankcard Systems,
Inc.)


                                   Exhibit "B"
                                  (Page 1 of 1)

                                   EXHIBIT "C"

                        SCHEDULE OF EQUIFAX GROUP LEASES
                            TO BE SUBLET AND ASSIGNED

EQUIFAX GROUP LEASES TO BE SUBLET

                                                                                 Premises    Expiration
         Tenant                Subtenant              Premises Location         Size (RSF)      Date
-----------------------   ------------------   ------------------------------   ----------   ----------
Equifax Information       Certegy Inc.         Brea, California                    1,335      04/30/03
Services, LLC (f/k/a
Equifex Credit
Information Services,
Inc.)
Equifax Knowledge         Certegy Inc.         747 East 22nd Street, Lombard,     27,484      05/31/05
Engineering, Inc.                              Illinois
(f/k/a Market
Knowledge, Inc.)

EQUIFAX GROUP LEASES TO BE ASSIGNED

                                                                                 Premises    Expiration
         Tenant                 Assignee              Premises Location         Size (RSF)      Date
-----------------------   ------------------   ------------------------------   ----------   ----------
Equifax Information       Certegy Inc.         2650 East Imperial Highway,         1,335      07/31/02
Services, LLC (f/k/a                           Brea, California
Equifax Credit
Information Services,
Inc.)
Equifax Inc.              Certegy Inc.         100, 102, 104 West Main             8,000      12/31/01
                                               Street, Hahira, Georgia


                                   Exhibit "C"
                                  (Page 1 of 1)

                                   EXHIBIT "D"

                         SUBLEASE TERMS AND CONDITIONS

          1. Specifications. Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Sublet Premises, upon and subject to the terms and conditions herein set forth, in its "as is" condition existing on the date possession is delivered to Subtenant, without requiring any alterations, improvements, repairs or decorations to be made by Sublandlord, or at Sublandlord's expense, either at the time possession is given to Subtenant or during the entire term of this Sublease, or any extension thereof. In connection therewith, Subtenant represents that it has thoroughly examined the Sublet Premises and the Total Premises and building of which it is a part.

          2. Term. The term of this Sublease shall commence on JULY 1, 2001 (hereinafter referred to as "Commencement Date") and shall end on the day immediately preceding the day of the expiration of the term of the Lease Agreement demising the Total Premises to Sublandlord (such day on which the term of this Sublease expires is hereinafter referred to as "Expiration Date"; such Lease Agreement is hereinafter referred to as the "Overlease"), or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions or limitations or other provisions of this Sublease, the Overlease or pursuant to law.

          3. Rent. Subtenant agrees to pay to Sublandlord, as rent under this Sublease, all base rent, additional rent, and any other charges or fees whatsoever payable by Sublandlord under the Overlease in respect of the Sublet Premises; and, without limiting the generality of the foregoing, Subtenant shall pay to Sublandlord, as additional rent under this Sublease, all charges for any additional services provided to Subtenant or the Sublet Premises, including, without limitation, charges and fees for after-hours heating and air-conditioning services. Subtenant's obligation to pay rent shall survive the termination of this Sublease or the expiration of the term hereof. The base rent, additional rent, and any other rent, charges, or fees payable hereunder shall be paid to Sublandlord at 1550 Peachtree Street, Atlanta, Georgia 30309,
Attention: Accounting - Rent Payment, or at such other place as Sublandlord may designate in writing, in lawful money of the United States of America without notice or demand therefor and without any deduction, setoff or abatement whatever.

          4. Terms of Overlease.

          (a) All of the terms, covenants, conditions, agreements, requirements, restrictions and provisions of the Overlease required to be performed or complied with by Sublandlord, as "tenant" or "lessee" under the Overlease, are incorporated herein by reference as terms, covenants, conditions, agreements, requirements, restrictions and provisions of this Sublease to be performed and complied with by Subtenant for the benefit of both Sublandlord and the "landlord" or "lessor" under the Overlease ("Lessor"), and Subtenant hereby expressly assumes the same for the benefit of both Sublandlord and Lessor; and all duties, obligations, liabilities and responsibilities of Sublandlord, as "tenant" or "lessee" under the Overlease, in respect of the Sublet Premises shall be duties, obligations, liabilities and responsibilities of Subtenant to Sublandlord and Lessor. Sublandlord shall have all of the rights of Lessor under the Overlease as against Subtenant.

          (b) Subtenant acknowledges that the expiration or any earlier termination of the Overlease as to the Sublet Premises shall automatically extinguish and terminate this Sublease.


                                   Exhibit "D"
                                  (Page 1 of 4)

          (c) Without limiting the generality of subparagraph (a), above, Subtenant shall obtain and maintain all insurance types and coverages, and waiver of subrogation endorsements from its insurer, as specified in the Overlease to be obtained and maintained by Sublandlord, as "tenant" or "lessee" under the Overlease, in amounts not less than those specified in the Overlease. All policies of insurance obtained by Subtenant shall name Lessor and Sublandlord as additional insureds thereon in accordance with the Overlease, and all endorsements waiving the right of subrogation of Subtenant's insurers shall benefit Lessor and Sublandlord. Subtenant's insurance shall be primary over Lessor's and Subiandlord's insurance. Subtenant will deliver to Sublandlord and Lessor annually certificates reflecting that Subtenant has obtained and is maintaining the required insurance coverages in the appropriate amounts.

          (d) Notwithstanding anything in this Sublease to the contrary, Subtenant expressly acknowledges and agrees that Sublandlord shall not have any liability or responsibility of any kind or nature whatsoever for any act or omission of Lessor, or for any failure by Lessor to perform and comply with its duties, obligations, liabilities and responsibilities under the Overlease; and, without limiting the generality of the foregoing, Sublandlord shall not be obligated to furnish for Subtenant any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services.

          (e) Subtenant represents and warrants that it has reviewed the Overlease, and that it is familiar with the contents thereof.

          (f) Subtenant covenants and agrees that Subtenant will not do anything that would constitute a default under the Overlease or omit to do anything, which Subtenant is obligated to do under the terms of this Sublease and which would constitute a default under the Overlease.

          (g) Subtenant shall, and hereby agrees to, indemnify, defend and hold Sublandlord harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Sublandlord, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Sublandlord, by reason of any failure by Subtenant to perform and comply with, fully and completely, the terms, covenants, conditions, agreements, requirements, restrictions and provisions of the Overlease in respect of the Sublet Premises and the use and occupancy thereof, or the duties, obligations, liabilities and responsibilities under the Overlease in respect of the Sublet Premises and the use and occupancy thereof.

          (h) The terms, covenants, conditions, agreements, requirements, restrictions and provisions of this Sublease are cumulative of and in addition to the terms, covenants, conditions, agreements, requirements, restrictions and provisions of the Overlease.

          5. Alterations to Sublet Premises.

          (a) Subtenant shall not make any alteration, improvement, decoration, or installation (hereinafter referred to as "Alterations") in or to the Sublet Premises, without in each instance obtaining the prior written consent of both Lessor and Sublandlord. If any Alterations are made without consent, Lessor or Sublandlord may remove the same, and may correct, repair and restore the Sublet Premises and any damage arising from such removal, and Subtenant shall be liable for any and all costs and expenses incurred by Lessor or Sublandlord in the performance of this work.


                                   Exhibit "D"
                                  (Page 2 of 4)

          (b) Subtenant may have any Alterations performed by contractors of its own choice, at its expense, provided that Subtenant has obtained written approval of the contractor by Lessor and Sublandlord. The design of all Alterations undertaken by Subtenant shall be subject to prior written approval of Lessor and Sublandlord, and no Alterations shall be commenced until such approval is obtained. With reasonable notice to Subtenant, Lessor and Sublandlord shall at all times have the right to inspect the work performed by any contractor selected by Subtenant during normal business hours.

          (c) Prior to the Expiration Date, or upon any earlier termination of this Sublease, Subtenant, at the request of Sublandlord or Lessor, shall remove all Alterations, repair all damage resulting from such removal and restore the Sublet Premises to the condition as of the date possession was delivered to Subtenant. If Subtenant fails or refuses to remove such Alterations, or fails to correct, repair and restore the Sublet Premises, Lessor or Sublandlord may cause the same to be removed, and repairs and restoration to be made, in which event Subtenant shall reimburse to the party who caused said Alterations to be removed and repairs made, the cost of such removal, repairs and restoration, together with any and all damages which Lessor or Sublandlord may suffer and sustain by reason of Subtenant's failure or refusal to remove said Alterations.

          (d) Subtenant, at its sole cost and expense, shall be responsible for:
(i) the construction and installation of complete demising walls to separate the Sublet Premises from the remainder of the Total Premises, if any, if desired by Subtenant or required by Lessor or under any applicable law; (ii) the alteration or modification of any of the building systems rendered necessary by reason of the demise of the Sublet Premises (including all modifications necessary or desirable to provide service to the Sublet Premises and "zoning" modifications outside the Sublet Premises rendered necessary or desirable by reason of the demise of the Sublet Premises); and (iii) for the construction and installation of the complete demising walls for any newly created common areas on the floor on which the Sublet Premises are located, the creation of which is necessitated by the demise of the Sublet Premises.

          6. Subtenant's Personal Property. On the Expiration Date or upon the expiration or earlier termination of this Sublease, Subtenant shall remove all of its furniture, furnishings and equipment, shall repair all damage resulting from such removal or its use of the Sublet Premises, and shall surrender the Sublet Premises, as so required, in good condition, subject only to reasonable wear and tear and to damage, if any, by fire or other casualty. The obligations of Subtenant as herein provided shall survive the termination of this Sublease.

          7. Assignment and Sublease. Subtenant shall not assign, mortgage, pledge or otherwise encumber this Sublease, or sublet the Sublet Premises or any part thereof, without the prior written consent of Sublandlord and Lessor in each instance.

          8. Brokers. Sublandlord and Subtenant each represent and warrant, one to another, that neither of them has employed any broker in carrying on the negotiations, or had any dealings with any broker, relating to this Sublease. Sublandlord shall indemnify and hold harmless Subtenant, and Subtenant shall indemnify and hold harmless Sublandlord, from and against any claim or claims for brokerage or other commission(s) arising from or out of any breach of the foregoing representations and warranties by the respective indemnitors.

          9. Entire Agreement. This Sublease contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings relating to the leasing of the Sublet Premises and Sublandlord's obligations in connection therewith, and neither Sublandlord nor any agent or representative of Sublandlord has made or is making, and Subtenant in executing and delivering this


                                   Exhibit "D"
                                  (Page 3 of 4)

Sublease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Sublease. All understandings and agreements, if any, heretofore had between the parties with respect to subletting the Sublet Premises are merged in this Sublease, which alone fully and completely expresses the agreement of the parties with respect thereto. The failure of Sublandlord to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Sublease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification of any covenant, agreement, term, provision or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublandlord and Subtenant. No surrender of possession of the Sublet Premises or of any part thereof or of any remainder of the term of this Sublease shall release Subtenant from any of its obligations hereunder unless accepted by Sublandlord in writing. The receipt and retention by Sublandlord of base rent or additional rent from anyone other than Subtenant shall not be deemed a waiver of the breach by Subtenant of any covenant, agreement, term or provision of this Sublease, or as the acceptance of such other person as a tenant, or as a release of Subtenant from the further keeping, observance or performance by Subtenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Sublandlord of base rent or additional rent shall not be deemed a waiver of any breach hereof.


                                  Exhibit "D"
                                 (Page 4 of 4)

                                   EXHIBIT "E"

                         ASSIGNMENT TERMS AND CONDITIONS

     FOR VALUE RECEIVED, Assignor and Assignee hereby agree as follows, to be effective as of JULY 1, 2001 (for purposes of this Exhibit "E", the "Effective Date"):

     1. Assignment. Assignor does hereby sell, convey, transfer and assign to Assignee all of the right, title and interest of Assignee in, to and under that certain Lease Agreement with respect to which Assignor and Assignee are the "assignor" and "assignee" as set forth in and pursuant to SECTION 2(C) of the foregoing Agreement Regarding Leases (the "Lease Agreement").

     2. Assumption. Assignee hereby assumes and agrees to comply with and perform all of the duties, obligations, responsibilities, and liabilities of the "tenant" or "lessee" under the Lease Agreement with respect to time periods from and after the Effective Date.

     3. Representations and Warranties; Indemnities.

     (a) Assignor represents and warrants as follows with respect to the Lease
Agreement: Assignor is the true and lawful owner of all of the right, title and interest of the "tenant" or "lessee" or "tenant" in, to and under the Lease Agreement, free and clear of all claims, liens and encumbrances of any kind or nature whatsoever; the Lease Agreement is presently in full force and effect, and is the entire agreement between Assignor and the "landlord" or "lessor" thereunder; and Assignor has performed and complied with, in all material respects, all of the duties, obligations, responsibilities, and liabilities of the "tenant" or "lessee" under the Lease Agreement required by the Lease Agreement to have been performed or complied with prior to the Effective Date.

     (b) Assignor shall, and hereby agrees to, indemnify, defend and hold Assignee harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Assignee, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Assignee, by reason of any failure by Assignor to perform and comply with, fully and completely, the duties, obligations, responsibilities, and liabilities of the Lease Agreement required by the Lease Agreement to be performed and complied with by the "tenant" or lessee" thereunder prior to the Effective Date.

     (c) Assignee shall, and hereby agrees to, indemnify, defend and hold Assignor harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Assignor, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Assignor, by reason of any failure by Assignee to perform and comply with, fully and completely, the duties, obligations, responsibilities, and liabilities to be performed and complied with by the "tenant" or lessee" under the Lease Agreement from and after the Effective Date.


                                   Exhibit "E"
                                  (Page 1 of 1)